©2017 Regal Beloit Corporation, Proprietary and Confidential Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer Robert Cherry Vice President Business Development & Investor Relations Third Quarter 2017 Earnings Conference Call November 6, 2017 Regal Beloit Corporation

2 Safe Harbor Statement The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this presentation may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward- looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions business of Emerson Electric Co. (“PTS”) or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses including PTS, and the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, immigration and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies; effect on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K filed on March 1, 2017 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

3 Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating income, adjusted operating margin, adjusted EBITDA, free cash flow, and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, adjusted EBITDA, free cash flow and free cash flow as a percentage of net income are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”) and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales.

4 Agenda and Opening Comments Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Operations Update Jon Schlemmer Summary Mark Gliebe Q&A All

5 Congratulations Rob Rehard Chuck Hinrichs will retire from Regal effective March 31, 2018. Rob Rehard will be Regal’s Vice President and Chief Financial Officer, effective April 1, 2018.

6  Organic Sales Growth* Up 5.2% – Climate Solutions Up 1.9% – Commercial & Industrial Systems Up 4.0% – Power Transmission Solutions Up 12.8%  Adjusted Operating Margin* Up Sequentially, Down 30 bps from Prior Year – Commodity Inflation – Difficult Prior Year Comparisons – Up 50 bps YTD 2017  Adjusted Diluted EPS* Up 4.6% from Prior Year  Strong Free Cash Flow – Free Cash Flow* 114% of Net Income – Paid Down $87 Million in Debt – Repurchased $23 Million of Common Stock – Met Target to Repatriate $150 Million in Cash Opening Comments – 3rd Quarter Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Strong Organic Sales Growth

7  Entering 4Q, Orders Up Versus Prior Year  Expecting Low to Mid Single Digit Organic Sales Growth in FY 2017  Expecting Improvement to Adjusted Operating Margin in FY 2017  Narrowed FY 2017 Adjusted Diluted EPS* Guidance to $4.80 - $4.90 Per Share Opening Comments – Looking Forward 2017 Adjusted Diluted EPS* Guidance Midpoint is a 9% Annual Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

8 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Strong Organic Sales Growth  Sales of $856.9 Million, Up 5.8% – Foreign Currency Translation of 0.7% – Organic Sales* Up 5.2% – Organic Sales Growth in All Three Segments  Adjusted Operating Margin* of 10.8% – 40 bps Higher than 2Q 2017 – 30 bps Lower than Prior Year • Price/Cost Headwind and $2.7 Million LIFO Expense • Benefits from Simplification and Cost Controls 3rd Quarter 2017 Financial Results

9 3rd Quarter 2017 Financial Results Adjusted Diluted EPS* Up 4.6% * Non-GAAP Financial Measurement, See Appendix for Reconciliation.  Restructuring and Related Costs from Simplification Projects  Gain on Sale of Assets from Closed Facilities ADJUSTED DILUTED EARNINGS PER SHARE * Three Months Ended Sep 30, 2017 Oct 1, 2016 GAAP Diluted Earnings Per Share $ 1.39 $ 1.32 Restructuring and Related Costs 0.03 0.02 Gain on Sale of Assets (0.05) (0.03) Adjusted Diluted Earnings Per Share $ 1.37 $ 1.31

10 Capital Expenditures  $15.3 Million in 3Q 2017  ~$70 Million Expected in FY 2017  ~$142 Million D&A Expected in FY 2017 Restructuring  $1.6 Million in 3Q 2017  ~$14.5 Million Expected in FY 2017 Effective Tax Rate (ETR)  21.7% ETR in 3Q 2017  Expecting 4Q 2017 ETR of ~22% Balance Sheet at September 30, 2017  Total Debt of $1,214.4 Million  Net Debt of $1,027.8 Million  3Q 2017 Debt Reduction of $86.6 Million  Total Debt/Adj. EBITDA* at 2.6 3rd Quarter 2017 Key Financial Metrics Free Cash Flow*  $70.8 Million in 3Q 2017  113.8% of Net Income in 3Q 2017  Cash Repatriation of $52.8 Million in 3Q 2017 and $154.3 Million YTD 2017  Repurchased 300,000 Shares Totaling $23.4 Million in 3Q 2017 and 576,804 Shares Totaling $45.1 Million YTD 2017 * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

11 Assumptions  Low to Mid Single Digit Organic Sales Growth for FY 2017  Expecting Improvement in Adjusted Operating Margin for FY 2017 – Commodity Inflation and LIFO Expense are Headwinds Guidance  Narrowed FY 2017 GAAP Diluted EPS Guidance to $4.64 - $4.74  Narrowed FY 2017 Adjusted Diluted EPS* Guidance to $4.80 - $4.90 – Expecting Restructuring and Related Costs of $0.23 per Share – Expecting Gain on Sale of Assets of ($0.07) per Share 2017 Full Year Guidance * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2017 Adjusted Diluted EPS* Guidance Midpoint is a 9% Improvement

12 Sales  Organic Sales* Up 4.0%  Sales Performance – Sales Up in Commercial HVAC and Pool Pump – Strength in Asia and Oil & Gas – Price Up from Prior Year and 2Q 2017 Adj. Operating Margin*  7.5% of Sales  Up 80 bps from 2Q 2017 on Similar Sales  Down 150 bps from Prior Year – Headwinds from Commodity Inflation and Mix – Partially Offset by Volume and Cost Improvements  70% of 2017 Restructuring Focused on C&I Segment 3Q 2017 Commercial & Industrial Systems Sales Expecting Margin Improvement in 4Q 2017 Both Sequentially and Year Over Year * Non-GAAP Financial Measurement, See Appendix for Reconciliation. $38 9 $40 8 3Q16 3Q17 $35 $31 3Q16 3Q17 Adj. Income from Operations* ($ millions)

13 Sales  Organic Sales* Up 1.9%  Sales Performance – NA Resi HVAC OEM Up Low Single Digit – HVAC Aftermarket Down – Strength in Europe, Middle East and Asia – Price Up from Prior Year and 2Q 2017 Adj. Operating Margin*  15.3% of Sales  Up 20 bps from 2Q 2017 on Lower Sales  Down 160 bps from Prior Year – Headwinds from Mix, Commodity Inflation, 2Q Supply Chain Disruptions – Partially Offset by Volume and Cost Improvements 3Q 2017 Climate Solutions Sales Expecting Pressure on 4Q Adj. Operating Margin * Non-GAAP Financial Measurement, See Appendix for Reconciliation. $25 1 $25 6 3Q16 3Q17 $42 $39 3Q16 3Q17 Adj. Income from Operations* ($ millions)

14 3Q 2017 Power Transmission Solutions Sales Performance Significantly Improving * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Sales  Organic Sales* Up 12.8%  Sales Performance – Strength in Oil & Gas, Industrial Distribution and Renewable Energy – Distribution Up High Single Digit Adj. Operating Margin*  11.9% of Sales  Up 20 bps from 2Q 2017  Up 480 bps from Prior Year – Benefits from Volume and SG&A Savings  Strong Order Rates Continue  Expecting 4Q Organic Sales Growth and Sequential Margin Improvement $17 0 $19 3 3Q16 3Q17 $12 $23 3Q16 3Q17 Adj. Income from Operations* ($ millions)

15  Organic Sales* Up 5.2%  Orders Up Overall  Adjusted Diluted EPS* Up 4.6%  Free Cash Flow* 114% of Net Income  Reduced Debt by $87 Million  Repurchased $23 Million of Common Stock  Total Debt/Adj. EBITDA* at 2.6  Repatriated $154 Million of Cash YTD 2017  Narrowed 2017 Adj. Diluted EPS Guidance to $4.80 - $4.90 3rd Quarter Summary Comments * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Expecting Full Year Organic Sales Growth, Margin Expansion and 9% Adjusted Diluted EPS* Growth

16 Questions and Answers

17 Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Sep 30, 2017 Oct 1, 2016 Sep 30, 2017 Oct 1, 2016 GAAP Diluted Earnings Per Share 1.39$ 1.32$ 3.59$ 3.51$ Restructuring and Related Costs 0.03 0.02 0.20 0.06 Gain on Disposal of Businesses - - - (0.14) Gain on Sale of Assets (0.05) (0.03) (0.06) (0.03) Adjusted Diluted Earnings Per Share 1.37$ 1.31$ 3.73$ 3.40$ 2017 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2017 Diluted EPS Annual Guidance 4.64$ 4.74$ Restructuring and Related Costs 0.23 0.23 Gain on Sale of Assets (0.07) (0.07) 2017 Adjusted Diluted EPS Annual Guidance 4.80$ 4.90$ Three Months Ended Nine Months Ended

Appendix Non-GAAP Reconciliations

ADJUSTED OPERATING INCOME
(Dollars in Millions)

	Three Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Sep 30, 2017	Oct 1, 2016	Sep 30, 2017	Oct 1, 2016	Sep 30, 2017	Oct 1, 2016	Sep 30, 2017	Oct 1, 2016
GAAP Income from Operations	$ 29.6	$ 36.2	$ 38.8	$ 42.2	$ 25.6	$ 11.4	$ 94.0	$ 89.8
Restructuring and Related Costs	1.2	0.2	0.3	0.2	0.1	0.7	1.6	1.1
Gain on Sale of Assets	(0.3)	(1.2)	-	-	(2.8)	-	(3.1)	(1.2)
Adjusted Income from Operations	$ 30.5	$ 35.2	$ 39.1	$ 42.4	$ 22.9	$ 12.1	$ 92.5	$ 89.7
GAAP Operating Margin %	7.3 %	9.3 %	15.2 %	16.8 %	13.3 %	6.7 %	11.0 %	11.1 %
Adjusted Operating Margin %	7.5 %	9.0 %	15.3 %	16.9 %	11.9 %	7.1 %	10.8 %	11.1 %

ADJUSTED OPERATING INCOME
(Dollars in Millions)

	Nine Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Sep 30, 2017	Oct 1, 2016	Sep 30, 2017	Oct 1, 2016	Sep 30, 2017	Oct 1, 2016	Sep 30, 2017	Oct 1, 2016
GAAP Income from Operations	$ 76.0	$ 83.0	$ 110.2	$ 102.9	$ 65.6	$ 64.6	$ 251.8	$ 250.5
Restructuring and Related Costs	9.8	1.0	2.0	2.0	0.7	1.2	12.5	4.2
Gain on Disposal of Businesses	-	-	-	-	(0.1)	(11.6)	(0.1)	(11.6)
Gain on Sale of Assets	(0.7)	(1.2)	-	-	(2.8)	-	(3.5)	(1.2)
Adjusted Income from Operations	$ 85.1	$ 82.8	$ 112.2	$ 104.9	$ 63.4	$ 54.2	$ 260.7	$ 241.9
GAAP Operating Margin %	6.4 %	7.1 %	14.2 %	13.8 %	11.5 %	11.5 %	9.9 %	10.2 %
Adjusted Operating Margin %	7.1 %	7.1 %	14.5 %	14.1 %	11.1 %	9.7 %	10.3 %	9.8 %

REGAL

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19 Appendix Non-GAAP Reconciliations FREE CASH FLOW (Dollars in Millions) Sep 30, 2017 Oct 1, 2016 Sep 30, 2017 Oct 1, 2016 Net Cash Provided by Operating Activities 86.1$ 154.3$ 235.0$ 330.4$ Additions to Property Plant and Equipment (15.3) (14.4) (49.0) (46.1) Free Cash Flow 70.8$ 139.9$ 186.0$ 284.3$ Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit Corporation 113.8% 234.7% 115.2% 180.2 % Three Months Ended Nine Months Ended

Appendix Non-GAAP Reconciliations

ORGANIC SALES GROWTH
(Dollars in Millions)

	Three Months Ended September 30, 2017			
	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales	$ 408.0	$ 256.0	$ 192.9	$ 856.9
Impact from Foreign Currency Exchange Rates	(3.2)	(0.8)	(1.5)	(5.5)
Adjusted Net Sales	$ 404.8	$ 255.2	$ 191.4	$ 851.4
Net Sales Three Months Ended Oct 1, 2016	$ 389.4	$ 250.5	$ 169.7	$ 809.6
Organic Sales Growth %	4.0 %	1.9 %	12.8 %	5.2 %
Net Sales Growth %	4.8 %	2.2 %	13.7 %	5.8 %

ORGANIC SALES GROWTH
(Dollars in Millions)

	Nine Months Ended September 30, 2017			
	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales	$ 1,196.6	$ 774.2	$ 568.8	$ 2,539.6
Net Sales from Business Divested	-	-	9.0	9.0
Impact from Foreign Currency Exchange Rates	3.9	0.7	0.6	5.2
Adjusted Net Sales	$ 1,200.5	$ 774.9	$ 578.4	$ 2,553.8
Net Sales Nine Months Ended Oct 1, 2016	$ 1,161.7	$ 744.8	$ 559.9	$ 2,466.4
Organic Sales Growth %	3.3 %	4.0 %	3.3 %	3.5 %
Net Sales Growth %	3.0 %	3.9 %	1.6 %	3.0 %

REGAL

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21 Appendix Non-GAAP Reconciliations TOTAL DEBT/ADJUSTED EBITDA (Dollars in Millions) LTM Sep 30, 2017 Net Income Attributable to Regal Beloit Corporation 207.1$ Plus: Minority Interest 5.5 Plus: Taxes 56.0 Plus: Interest Expense 57.1 Less: Interest Income (3.8) Plus: Depreciation and Amortization 141.9 Plus: Restructuring and Related Costs 15.1 Less: Gain on Sale of Assets (4.0) Less: Gain on Disposal of Business (0.1) Adjusted EBITDA 474.8$ Current Maturities of Debt 100.6$ Long-Term Debt 1,113.8 Total Debt 1,214.4$ Total Debt/Adjusted EBITDA 2.6

22 Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251  Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31  Fiscal Years 2015, 2016, 2017 and 2018 have 52 weeks  Fiscal Year 2014 had 53 weeks